UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2007

uBid.com Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50995	52-2372260
(Commission File Number)	(IRS Employer
Identification No.)
8725 W. Higgins Road, Suite 900 Chicago, Illinois 60631
(Address of Principal Executive Offices) (Zip Code)

(773) 272-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 26, 2007, Robert H. Tomlinson, Jr., uBid.com Holdings, Inc.’s (the “Company”) Chief Executive Officer, informed the Board of Directors of the Company that he will not be renewing his employment agreement with the Company that terminates on December 29, 2007.  Mr. Tomlinson's employment agreement automatically renews on an annual basis starting on December 29, 2007 unless Mr. Tomlinson or the Company provides written notice to the other no later than 60 days prior to December 29, 2007 of such parties’ intent not to renew the contract.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99.1	Press release dated March 29, 2007

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2007

UBID.COM HOLDINGS, INC.

Date:	By:	/s/ Miguel A. Martinez, Jr.
Miguel A. Martinez, Jr.
Vice President, Finance

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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
March 26, 2007	000-50995

UBID.COM HOLDINGS, INC.

EXHIBIT NO.	ITEM
99.1	Press release dated March 29, 2007

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